Exhibit 99.2

FINANCIAL SUPPLEMENT

June 30, 2012

Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

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Notes to Financial Supplement

Presentation

2012 Restructuring

On January 24, 2012, the Company committed to a plan to take a series of restructuring actions. The Company’s decision to adopt the restructuring actions resulted from the Company’s desire to provide the Company with more flexibility to invest in marketing and sales activities in order to improve its long-term growth prospects and profitability. The restructuring actions include reducing the Company’s workforce, consolidation of certain office facilities and the impairment of certain fixed assets. In the three months ended June 30, 2012, the Company has incurred $1.2 million of restructuring costs. In the six months ended June 30, 2012, the Company has incurred $25.6 million of restructuring costs.

Strategic Alternatives

On March 1, 2012, the Company announced that it had resolved to explore strategic alternatives to maximize value for the Company’s stockholders. During the three months ended June 30, 2012, the Company incurred $1.8 million of costs related to the review of strategic alternatives.

Recovery of Restitution Award from Former Executive

In May 2009, the former Chief Operating Officer of the Company was convicted of securities fraud in connection with the Company’s historical stock option granting practices. As a result of his conviction, he was ordered to pay an amount approximating $5.6 million in a civil forfeiture to the federal government. The Company filed a petition with the United States Department of Justice (“DOJ”) seeking such sum in partial restitution for the damages the former Chief Operating Officer caused to the Company. The DOJ granted the Company’s request during the first quarter of 2012 and remitted $5.6 million to the Company in April 2012, which resulted in a net $5.4 million gain in the three months ended March 31, 2012 after deducting legal fees incurred by the Company.

Acquisition of the HotJobs Assets from Yahoo! Inc.

On August 24, 2010, pursuant to an Asset Purchase Agreement dated as of February 3, 2010 (the “Asset Purchase Agreement”) by and between Monster and Yahoo! Inc. (“Yahoo!”), Monster completed the acquisition of substantially all of the assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) from Yahoo!. In the three months ended March 31, 2011, the Company incurred $4.6 million of acquisition-related costs. These costs primarily relate to professional fees and other integration costs associated with the acquisition, which were expensed as incurred and are included in office and general expenses and salaries and related expenses in the consolidated statement of operations.

Deferred Revenue Related to Acquisitions

In the first quarter of 2011, the final quarter in which this adjustment was recorded, the Company recorded a $2.7 million fair value adjustment relating to the fair value portion of the deferred revenue attributable to the HotJobs Assets.

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Severance Charges

In the three months ended March 31, 2011, the Company incurred $0.4 million of severance costs relating to targeted headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry.

Auction Rate Securities

In November 2009, the Company entered into a settlement agreement with RBC Capital Markets Corporation (“RBC”) with respect to auction rate securities previously purchased from RBC. Pursuant to the terms of the settlement agreement, RBC immediately repurchased the subject auction rate securities from the Company at a certain discount to their par value. As part of the settlement agreement, the Company will receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the auction rate securities still held by RBC are redeemed or refinanced by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. Additionally, the Company dismissed a lawsuit it had filed against RBC in connection with, and released claims related to, RBC’s sale of the auction rate securities to the Company. In the three months ended June 30, 2010, the Company received $1.1 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities, which is reflected as a benefit in interest and other, net, in the consolidated statements of operations. In the three months ended March 31, 2011, the Company received $1.1 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities, which is reflected as a benefit in interest and other, net, in the consolidated statements of operations.

Facility Charges

In the first quarter of 2011, the Company incurred $3.0 million of charges related to changes in sublet assumptions on previously exited facilities.

Reclassifications

Certain reclassifications of prior year amounts have been made for consistent presentation.

Non-GAAP financial measures

The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP revenue, operating expenses, operating income (loss), operating margin, net income or loss and diluted earnings (loss) per share all exclude certain pro-forma adjustments including: costs incurred for the 2012 restructuring; recovery of restitution award from former executive; costs incurred for Company’s strategic alternatives; the fair value adjustment to deferred revenue in connection with the acquisition the HotJobs Assets; the receipt of escrowed funds associated with the ChinaHR acquisition; severance and facility charges primarily related to the product and technology global reorganization; changes in sublet assumptions on previously exited facilities; acquisition and integration-related costs related to the acquisition of the HotJobs Assets; realized and unrealized gains and losses on marketable securities; and restructuring charges primarily related to severance and facility charges associated with the decision to no longer engage in certain activities within the Internet, Advertising & Fees segment. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

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Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is defined as net income or loss before interest income or expense, income tax expense or benefit, net gain or loss in equity interests, depreciation and amortization and non-cash compensation expense. The Company considers EBITDA to be an important indicator of its operational strength which the Company believes is useful to management and investors in evaluating its operating performance. EBITDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as net income or loss before depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Bookings represent the dollar value of contractual orders received in the relevant period.

Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.

Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

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Monster Worldwide, Inc.

Statements of Operations

(unaudited, in thousands, except per share amounts)

	Trended Data
Summary P&L Information	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012
Monster Careers	$782,991	$228,292	$236,017	$237,251	$228,665	$930,225	$226,696	$217,457
Internet Advertising & Fees	131,142	33,090	33,679	21,797	21,314	109,880	19,381	19,543

Revenue	914,133	261,382	269,696	259,048	249,979	1,040,105	246,077	237,000
Salary and related	443,600	122,481	119,956	120,314	110,924	473,675	112,958	98,476
Office and general	175,701	48,169	42,918	38,639	39,946	169,672	40,098	45,432
Marketing and promotion	222,566	57,698	58,524	46,527	52,594	215,343	58,399	57,693
Recovery of restitution award from former executive	—	—	—	—	—	—	(5,350)	—
Release of China HR escrowed funds	—	—	—	(17,400)	—	(17,400)	—	—
Restructuring and other special charges	—	—	—	2,004	3,169	5,173	24,406	1,187
Depreciation expense	56,482	14,373	15,052	14,998	14,367	58,790	13,606	13,678
Amortization of restricted stock	46,646	13,028	12,161	8,899	7,996	42,084	8,273	7,429
Non-cash stock option expense	545	152	96	95	96	439	51	—
Amortization of intangibles	10,614	4,028	4,001	3,846	3,935	15,810	3,839	3,840

Operating expenses	956,154	259,929	252,708	217,922	233,027	963,586	256,280	227,735
Operating (loss) income	(42,021)	1,453	16,988	41,126	16,952	76,519	(10,203)	9,265
Interest and other, net	(1,873)	(441)	(511)	(1,478)	(679)	(3,109)	(1,468)	(1,555)

(Loss) income before income taxes and equity interests	(43,894)	1,012	16,477	39,648	16,273	73,410	(11,671)	7,710
(Benefit from) provision for income taxes	(14,405)	356	5,441	7,453	5,121	18,371	(15,613)	2,653
Loss in equity interests, net	(2,870)	(578)	(50)	(368)	(246)	(1,242)	(200)	(255)

Net (loss) income	$(32,359)	$78	$10,986	$31,827	$10,906	$53,797	$3,742	$4,802

Basic (loss) income per share:	$(0.27)	$—	$0.09	$0.26	$0.09	$0.44	$0.03	$0.04

Diluted (loss) income per share:	$(0.27)	$—	$0.09	$0.26	$0.09	$0.43	$0.03	$0.04

Weighted avg. shares outstanding:
Basic shares	120,608	121,425	122,200	122,991	121,378	122,002	116,199	112,937
Diluted shares	120,608	124,636	124,386	123,972	122,685	123,923	117,611	114,038
Global employees (ones)	5,847	5,909	6,042	6,003	5,999	5,999	5,724	5,722
Annualized revenue per average employee	$161.1	$177.9	$180.5	$172.1	$166.6	$173.7	$167.9	$165.6

Monster Worldwide, Inc.

Statements of Operations

(unaudited)

	Trended Data
Summary P&L Information	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012
Monster Careers	85.7%	87.3%	87.5%	91.6%	91.5%	89.4%	92.1%	91.8%
Internet Advertising & Fees	14.3%	12.7%	12.5%	8.4%	8.5%	10.6%	7.9%	8.2%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Salary and related	48.5%	46.9%	44.5%	46.4%	44.4%	45.5%	45.9%	41.6%
Office and general	19.2%	18.4%	15.9%	14.9%	16.0%	16.3%	16.3%	19.2%
Marketing and promotion	24.3%	22.1%	21.7%	18.0%	21.0%	20.7%	23.7%	24.3%
Recovery of restitution award from former executive	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-2.2%	0.0%
Release of China HR escrowed funds	0.0%	0.0%	0.0%	-6.7%	0.0%	-1.7%	0.0%	0.0%
Restructuring and other special charges	0.0%	0.0%	0.0%	0.8%	1.3%	0.5%	9.9%	0.5%
Depreciation expense	6.2%	5.5%	5.6%	5.8%	5.7%	5.7%	5.5%	5.8%
Amortization of restricted stock	5.1%	5.0%	4.5%	3.4%	3.2%	4.0%	3.4%	3.1%
Non-cash stock option expense	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Amortization of intangibles	1.2%	1.5%	1.5%	1.5%	1.6%	1.5%	1.6%	1.6%

Operating expenses	104.6%	99.4%	93.7%	84.1%	93.2%	92.6%	104.1%	96.1%
Operating (loss) income	-4.6%	0.6%	6.3%	15.9%	6.8%	7.4%	-4.1%	3.9%
Interest and other, net	-0.2%	-0.2%	-0.2%	-0.6%	-0.3%	-0.3%	-0.6%	-0.7%

(Loss) income from operations	-4.8%	0.4%	6.1%	15.3%	6.5%	7.1%	-4.7%	3.3%
(Benefit from) provision for income taxes	-1.6%	0.1%	2.0%	2.9%	2.0%	1.8%	-6.3%	1.1%
Losses in equity interests, net	-0.3%	-0.2%	0.0%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net (loss) income	-3.5%	0.0%	4.1%	12.3%	4.4%	5.2%	1.5%	2.0%

Monster Worldwide, Inc.

Segment Information and Margin Analysis—GAAP and Non-GAAP

(unaudited, in thousands)

	Trended Data
	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012
Segment Revenue: GAAP
Careers—North America	$422,193	$121,032	$122,565	$123,160	$118,599	$485,356	$119,774	$116,189
Careers—International	360,798	107,260	113,452	114,091	110,066	444,869	106,922	101,268

Careers Revenue—GAAP	782,991	228,292	236,017	237,251	228,665	930,225	226,696	217,457
Internet Advertising & Fees Revenue—GAAP	131,142	33,090	33,679	21,797	21,314	109,880	19,381	19,543

Total Monster Revenue—GAAP	$914,133	$261,382	$269,696	$259,048	$249,979	$1,040,105	$246,077	$237,000

Segment Revenue (1): Non-GAAP
Careers—North America	$427,246	$123,690	$122,565	$123,160	$118,599	$488,014	$119,774	$116,189
Careers—International	360,798	107,260	113,452	114,091	110,066	444,869	106,922	101,268

Careers Revenue Non-GAAP	788,044	230,950	236,017	237,251	228,665	932,883	226,696	217,457
Internet Advertising & Fees Non-GAAP	131,142	33,090	33,679	21,797	21,314	109,880	19,381	19,543

Internet Advertising & Fees Non-GAAP “excluding paid lead gen”	80,419	22,043	22,487	21,797	21,314	87,641	19,381	19,543

Total Monster Revenue Non-GAAP	$919,186	$264,040	$269,696	$259,048	$249,979	$1,042,763	$246,077	$237,000

Total Monster Revenue Non-GAAP “excluding paid lead gen”	$868,463	$252,993	$258,504	$259,048	$249,979	$1,020,524	$246,077	$237,000

Segment operating income (loss): GAAP
Careers—North America	$47,783	$16,989	$16,002	$21,434	$20,206	$74,631	$3,199	$14,911
Careers—International	(23,572)	5,422	10,257	10,400	8,592	34,671	(8,036)	1,222

Careers operating income (loss) GAAP	24,211	22,411	26,259	31,834	28,798	109,302	(4,837)	16,133
Internet Advertising & Fees operating income GAAP	4,224	1,503	1,862	395	1,454	5,214	3,268	5,307

Corporate expenses GAAP	(70,456)	(22,461)	(11,133)	8,897	(13,300)	(37,997)	(8,634)	(12,175)

Total Monster Consolidated operating (loss) income GAAP	$(42,021)	$1,453	$16,988	$41,126	$16,952	$76,519	$(10,203)	$9,265

Segment operating income (loss)(1): Non-GAAP
Careers—North America	$56,454	$19,874	$16,002	$21,434	$20,656	$77,966	$17,369	$15,070
Careers—International	(20,546)	5,704	10,257	10,723	8,887	35,571	298	1,910

Careers operating income Non-GAAP	35,908	25,578	26,259	32,157	29,543	113,537	17,667	16,980
Internet Advertising & Fees operating income Non-GAAP	5,202	1,524	1,862	2,076	3,878	9,340	4,351	5,381

Corporate expenses Non-GAAP	(45,917)	(14,984)	(11,133)	(8,503)	(13,300)	(47,920)	(13,165)	(10,080)

Total Monster Consolidated operating (loss) income Non-GAAP	$(4,807)	$12,118	$16,988	$25,730	$20,121	$74,957	$8,853	$12,281

Net Bookings (1)	$992,438	$272,472	$262,338	$264,422	$314,126	$1,113,358	$274,147	$241,970

Net Bookings—excluding portion of IAF business no longer engaged	$939,448	$261,425	$251,146	$264,422	$314,126	$1,091,119	$274,147	$241,970

(1)	- See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations - Reconciliation of Non-GAAP Measures

(unaudited, in thousands)

	Trended Data
Summary P&L Information	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012
Non-GAAP revenue (1)	$919,186	$264,040	$269,696	$259,048	$249,979	$1,042,763	$246,077	$237,000
Deferred revenue related to acquisitions	5,053	2,658	—	—	—	2,658	—	—

Revenue - GAAP	$914,133	$261,382	$269,696	$259,048	$249,979	$1,040,105	$246,077	$237,000

OIBDA - GAAP (1)	$72,266	$33,034	$48,298	$68,964	$43,476	$193,772	$21,949	$34,246
Depreciation expense	56,482	14,373	15,052	14,998	14,367	58,790	13,606	13,678
Amortization of restricted stock	46,646	13,028	12,161	8,899	7,996	42,084	8,273	7,429
Non-cash stock option expense	545	152	96	95	96	439	51	—
Restructuring non-cash write-offs	—	—	—	—	130	130	6,383	34
Amortization of intangibles	10,614	4,028	4,001	3,846	3,935	15,810	3,839	3,840

Operating (loss) income - GAAP	$(42,021)	$1,453	$16,988	$41,126	$16,952	$76,519	$(10,203)	$9,265

Release of China HR escrowed funds	—	—	—	(17,400)	—	(17,400)	—	—
Recovery of restitution award from former executive	—	—	—	—	—	—	(5,350)	—
Non-GAAP severance	7,856	362	—	—	—	362	—	—
Non-GAAP facilities	—	2,998	—	—	—	2,998	—	—
Non-GAAP Integration fees	22,879	3,831	—	—	—	3,831	—	—
Non-GAAP fees associated with strategic alternatives	—	—	—	—	—	—	—	1,829
Non-GAAP Integration fees—salary	1,426	816	—	—	—	816	—	—
Deferred revenue related to acquisitions	5,053	2,658	—	—	—	2,658	—	—
Restructuring program non-cash write-offs	—	—	—	—	130	130	6,383	34
Restructuring expenses, less non-cash items	—	—	—	2,004	3,039	5,043	18,023	1,153

Total Non-GAAP Adjustments	37,214	10,665	—	(15,396)	3,169	(1,562)	19,056	3,016
Operating (loss) income Non-GAAP (1)	$(4,807)	$12,118	$16,988	$25,730	$20,121	$74,957	$8,853	$12,281

(1)	-See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Statements of Cash Flows

(unaudited, in thousands)

	Trended Data
	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012
Cash flows provided by operating activities:
Net (loss) income	$(32,359)	$78	$10,986	$31,827	$10,906	$53,797	$3,742	$4,802

Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	67,096	18,401	19,053	18,844	18,302	74,600	17,445	17,518
Recovery of restitution award from former executive	—	—	—	—	—	—	(5,350)	5,350
Provision for doubtful accounts	2,947	370	1,067	1,015	877	3,329	698	656
Non-cash compensation	47,191	13,180	12,257	8,994	8,092	42,523	8,324	7,429
Deferred income taxes	(27,890)	(3,984)	(6,563)	3,985	903	(5,659)	(8,499)	1,499
Non-cash restructuring write-offs and other	255	—	—	—	130	130	6,383	34
Loss in equity interests, net	2,870	578	50	368	246	1,242	200	255
Gains on auction rate securities	(2,415)	(1,120)	(612)	—	—	(1,732)	—	—
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(53,555)	12,416	16,630	18,650	(48,552)	(856)	(11,608)	16,947
Prepaid and other	(16,490)	(6,718)	2,015	2,342	(3,149)	(5,510)	(13,582)	8,486
Deferred revenue	62,488	14,926	(17,955)	(21,902)	29,987	5,056	23,752	(27,523)
Accounts payable, accrued liabilities, and other	42,934	1,293	(8,859)	(16,597)	6,920	(17,243)	(258)	(28,584)

Total adjustments	125,431	49,342	17,083	15,699	13,756	95,880	17,505	2,067

Net cash provided by operating activities	93,072	49,420	28,069	47,526	24,662	149,677	21,247	6,869

Cash flows used for investing activities:
Capital expenditures	(57,126)	(16,457)	(16,331)	(12,645)	(16,385)	(61,818)	(12,700)	(20,551)
Sale and maturities of marketable securities and other	27,089	1,120	612	—	—	1,732	—	—
Payments for acquisitions and intangible assets, net of cash acquired	(225,795)	—	—	—	—	—	—	—
Dividends received from unconsolidated investee	220	443	—	—	—	443	—	728
Cash funded to equity investee	(5,648)	(1,007)	(808)	(744)	—	(2,559)	(779)	—

Net cash used for investing activities	(261,260)	(15,901)	(16,527)	(13,389)	(16,385)	(62,202)	(13,479)	(19,823)

Cash flows provided by (used for) financing activities:
Proceeds from borrowings on credit facilities	90,000	—	2,126	105,599	997	108,722	189,700	3,655
Payments on borrowings on credit facilities	(15,500)	(4,500)	—	(5,000)	(35,001)	(44,501)	(225,022)	(46,494)
Proceed from the borrowings on term loan	—	—	—	—	—	—	100,000	—
Payments on borrowings on term loan	—	—	—	—	—	—	(40,000)	(1,250)
Tax withholdings related to net share settlements of restricted stock awards and units	(14,227)	(7,096)	(6,776)	(3,004)	(263)	(17,139)	(2,475)	(3,564)
Repurchase of common stock	—	—	—	—	(41,973)	(41,973)	(33,335)	(25,577)
Proceeds from the exercise of employee stock options	300	23	—	—	—	23	23	—

Net cash provided by (used for) financing activities	60,573	(11,573)	(4,650)	97,595	(76,240)	5,132	(11,109)	(73,230)

Effects of exchange rates on cash	(4,663)	5,887	1,140	(8,965)	(3,521)	(5,459)	5,625	(8,957)
Net (decrease) increase in cash and cash equivalents	(112,278)	27,833	8,032	122,767	(71,484)	87,148	2,284	(95,141)
Cash and cash equivalents, beginning of period	275,447	163,169	191,002	199,034	321,801	163,169	250,317	252,601

Cash and cash equivalents, end of period	$163,169	$191,002	$199,034	$321,801	$250,317	$250,317	$252,601	$157,460

Free cash flow (1):
Net cash provided by operating activities	$93,072	$49,420	$28,069	$47,526	$24,662	$149,677	$21,247	$6,869
Less: Capital expenditures	(57,126)	(16,457)	(16,331)	(12,645)	(16,385)	(61,818)	(12,700)	(20,551)

Free cash flow	$35,946	$32,963	$11,738	$34,881	$8,277	$87,859	$8,547	$(13,682)

(1)	- See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	Trended Data
	December 2010	March 2011	June 2011	September 2011	December 2011	March 2012	June 2012
ASSETS
Current assets:
Cash and cash equivalents	$163,169	$191,002	$199,034	$321,801	$250,317	$252,601	$157,460
Accounts Receivable, net	346,751	340,307	323,726	298,778	343,546	358,004	333,640
Prepaid and other	75,451	84,600	84,744	83,506	82,069	95,972	85,845

Total current assets	585,371	615,909	607,504	704,085	675,932	706,577	576,945

Property and equipment, net	150,147	154,900	158,178	155,642	156,282	159,632	161,432
Goodwill	1,122,951	1,151,182	1,157,724	1,137,074	1,132,161	1,142,194	1,118,942
Intangibles, net	66,184	62,474	58,788	54,759	51,961	47,603	43,729
Investment in unconsolidated affiliates	1,359	919	1,545	1,643	1,183	1,764	335
Other assets	51,990	51,061	47,816	42,107	40,479	43,679	44,135

Total assets	$1,978,002	$2,036,445	$2,031,555	$2,095,310	$2,057,998	$2,101,449	$1,945,518

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other	$225,876	$232,701	$220,694	$202,251	$213,817	$218,681	$189,927
Deferred revenue	376,448	399,105	382,835	354,029	380,310	408,334	372,239
Borrowings on credit facilities short-term	79,500	75,000	77,129	182,771	148,836	4,545	8,143
Current portion of long-term debt	5,000	5,000	5,000	5,000	40,000	5,000	5,625

Total current liabilities	686,824	711,806	685,658	744,051	782,963	636,560	575,934

Long-term income taxes payable	95,390	96,922	96,443	98,164	94,750	96,666	96,692
Long-term debt, less current portion	40,000	40,000	40,000	35,000	—	204,000	155,625
Other liabilities	27,138	20,603	17,970	20,534	16,158	12,542	16,042

Total liabilities	849,352	869,331	840,071	897,749	893,871	949,768	844,293

Common stock and class B common stock	136	137	138	138	138	139	139
Additional paid-in capital	1,424,815	1,427,804	1,434,095	1,440,027	1,405,915	1,374,246	1,352,205
Accumulated other comprehensive income	63,165	98,561	105,653	73,971	63,743	79,223	46,006
Accumulated deficit	(359,466)	(359,388)	(348,402)	(316,575)	(305,669)	(301,927)	(297,125)

Total stockholders’ equity	1,128,650	1,167,114	1,191,484	1,197,561	1,164,127	1,151,681	1,101,225

Total liabilities and stockholders’ equity	$1,978,002	$2,036,445	$2,031,555	$2,095,310	$2,057,998	$2,101,449	$1,945,518

Selected Financial Ratios(1)
- Annualized return on equity	0.2%	0.0%	3.7%	10.7%	3.7%	1.3%	1.7%
- Book value per share	$9.32	$9.56	$9.70	$9.73	$9.90	$10.09	$9.85
- Cash and marketable securities per share	$1.35	$1.57	$1.62	$2.61	$2.13	$2.21	$1.41
- Net cash and securities	$38,669	$71,002	$76,905	$99,030	$61,481	$39,056	$(11,933)

(1)	- See notes to financial supplement for definitions and calculations of selected financial ratios.